Exhibit 99.1

FOR IMMEDIATE RELEASE

July 27, 2010

Media Relations Contact:

Andrew Shane

972/453-6473

andrew.shane@supermedia.com

Investor Relations Contact:

Cliff Wilson

972/453-6188

cliff.wilson@supermedia.com

SuperMedia Announces Q2 2010 Results

DALLAS — SuperMedia (NASDAQ:SPMD), a leading advertising agency for local small- to medium-sized businesses across the United States, today announced its financial results for the second quarter 2010.

Second quarter highlights:

•                  Improvement in second quarter ad sales trends to a rate of decline of 16.9 percent, versus the first quarter rate of decline of 20.6 percent;

•                  Debt principal payments of $177 million during the quarter, in accordance with the mandatory cash sweep provisions of the Company’s loan agreement, $122 million related to second quarter cash flows and $55 million related to first quarter cash flows;

•                  Continued aggressive cost management; and

•                  Cash on hand of $300 million at the end of the quarter.

“Today we stand almost a full seven months removed from exiting Chapter 11 and emerging as SuperMedia,” said Scott W. Klein, chief executive officer of SuperMedia. “We continue to be encouraged by what we are seeing in the business as reflected in second quarter results, despite the fact that the overall economic climate remains uncertain.

“This view is based on the indicators we are seeing from the plans we have implemented thus far that are designed ultimately to drive revenue, reduce expenses, improve margins and continue to foster a high-performance culture.”

Klein continued, “We believe the fundamentals of our business model remain sound. Small- to medium-sized businesses need advertising-agency-like services for the Internet, direct mail and of course the print yellow pages to help them get consumers to click on their websites, make their phones ring and to get them to knock on their doors. We remain committed to improving our ability to deliver on our ‘click-ring-knock’ promise to our clients. ”

“We continue to be laser-focused on introducing new revenue-generating opportunities and achieving expense reductions.” Klein continued. “That said, because of the nature and timing of the way we sell, publish and amortize revenue, there is a lag time between the implementation of changes and the impact of those changes on our financial results.”

Financial Summary

SuperMedia reports financial results on a generally accepted accounting principles (“GAAP”) and non-GAAP basis, referred to as “adjusted pro forma”. The adjusted pro forma basis measures are described and reconciled to the corresponding GAAP measures in the accompanying financial schedules. These results were adjusted for the impacts of fresh start accounting and certain unique costs including reorganization items, restructuring costs and other non-recurring costs.

Reported GAAP operating revenue for Q2 2010 was $247 million.  Adjusted pro forma operating revenue for Q2 2010 was $512 million, versus $651 million for Q2 2009, a decline of 21.4 percent.

Reported GAAP year-to-date operating revenue for 2010 was $401 million. Adjusted pro forma year-to-date operating revenue for 2010 was $1,045 million, versus $1,325 million for the same period in 2009, a decline of 21.1 percent.

Reported Q2 2010 earnings before interest, taxes, depreciation and amortization (“EBITDA”) was a loss of $14 million.  On an adjusted pro forma basis, Q2 2010 EBITDA was $165 million with an EBITDA margin of 32.2 percent compared to 2Q 2009 EBITDA of $236 million with an EBITDA Margin of 36.3 percent.

Reported year-to-date 2010 EBITDA was a loss of $110 million. On an adjusted pro forma basis, year-to-date 2010 EBITDA was $328 million with an EBITDA margin of 31.4 percent compared to year-to-date 2009 EBITDA of $452 million with an EBITDA margin of 34.1 percent.

The above results include a $16 million general and administrative expense reduction related to a favorable non-recurring non-cash resolution of state tax claims.

Advertising sales in Q2 2010 declined 16.9 percent.  Ad sales for Q2 2010 reflect activity primarily from the last quarter of 2009 and first quarter of 2010.

Free cash flow, a non-GAAP measure, year to date 2010 was $265 million representing cash from operating activities of $286 million, less capital expenditures (including capitalized software) of $21 million.  This includes a net federal income tax refund of $94 million relative to 2009.

SuperMedia made debt principal payments of $177 million in the second quarter, in accordance with the mandatory cash sweep provisions of the Company’s loan agreement, $122 million related to second quarter cash flows and $55 million related to first quarter cash flows. Cash on hand at the end of the quarter totaled $300 million, reflecting the net cash benefits of the items noted above.

Webcast Information

Individuals within the United States can access the earnings call by dialing 888/603-6873. International participants should dial 973/582-2706. The pass code for the call is: 82225485. In order to ensure a prompt start time, please dial into the call by 9:50 a.m. (Eastern). A replay of the teleconference will be available at 800/642-1687.  International callers can access the replay by calling 706/645-9291. The replay pass code is 82225485. The replay will be available through August 10, 2010. In addition, a live Web cast will be available on SuperMedia’s Web site in the Investor Relations section at www.supermedia.com.

Basis of Presentation and Non-GAAP Measures

In connection with SuperMedia’s emergence from bankruptcy on December 31, 2009, and the application of fresh start accounting, the post-emergence results of the successor company and the pre-emergence results of the predecessor company are presented separately as successor and predecessor results in the financial statements presented in accordance with GAAP. This presentation is required by GAAP as the successor company is considered to be a new entity and the results of the new entity reflect the application of fresh start accounting. For the readers’ convenience, the financial information accompanying this release provides a reconciliation of GAAP to non-GAAP results.

###

Forward-Looking Statements

Certain statements included in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Statements that include the words “may,” “will,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “preliminary,” “intend,” “plan,” “project,” “outlook” and similar statements of a future or forward-looking nature identify forward-looking statements. You should not place undue reliance on these statements.  These forward-looking statements include statements that reflect the current views of our senior management with respect to our financial performance and future events with respect to our business and industry in general.  Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to, the risks related to the following:

•                  our post-restructuring financial condition, financing requirements and cash flow;

•                  the inability to provide assurance for the long-term continued viability of our business;

•                  limitations on our operating and strategic flexibility and the ability to operate our business, finance our capital needs or expand business strategies under the terms of our debt agreements;

•                  results from any failure to comply with the financial covenants and other restrictive covenants in our debt agreements;

•                  limited access to capital markets and increased borrowing costs resulting from our leveraged capital structure and recent debt ratings;

•                  reduced advertising spending by our clients and contract cancellations resulting from the current economic environment, which drives reduced revenues;

•                  competition from other yellow pages directory publishers and other traditional and new media and our ability to anticipate or respond to changes in technology and user preferences;

•                  declining use of print yellow pages directories by consumers;

•                  our ability to complete the implementation of our plan of reorganization and the discharge of our Chapter 11 bankruptcy cases, including successfully resolving any remaining claims;

•                  any negative client, vendor, carrier and third-party responses resulting from the implementation of our confirmed plan of reorganization;

•                  the impact that the filing for and emerging from Chapter 11 bankruptcy has had and could continue to have on our business operations, financial condition, liquidity or cash flow;

•                  changes in the availability and cost of paper and other raw materials used to print our directories and our reliance on third-party providers for printing and distribution services;

•                  increased credit risk associated with our reliance on small- and medium-sized businesses as clients, in the current economic environment;

•                  changes in our operating performance;

•                  our ability to attract and retain qualified key personnel;

•                  our ability to maintain good relations with our unionized employees;

•                  changes in labor, business, political and economic conditions;

•                  changes in governmental regulations and policies and actions of regulatory bodies; and

•                  the outcome of pending or future litigation and other claims.

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this and other reports we file with the Securities and Exchange Commission, including the information in “Item 1A. Risk Factors” in Part I of our Annual Report on Form 10-K for the year ended December 31, 2009. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. All forward-looking statements included in this report are expressly qualified in their entirety by these cautionary statements.  The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About SuperMedia Inc.

SuperMedia (NASDAQ:SPMD) is the advertising agency for local small- to medium-sized businesses across the United States. SuperMedia specializes in results. Click-here results. Ring-the-phone results. Knock-on-the-door results.

SuperMedia’s advertising products and services include: the SuperGuarantee® and SuperTradeExchange® programs, Verizon® SuperYellowPages, FairPoint® SuperYellowPages and Frontier® SuperYellowPages, Superpages.com®, EveryCarListed.comSM, Switchboard.comSM, LocalSearch.comSM, Superpages MobileSM and SuperpagesDirect® direct mail products. For more information, visit www.supermedia.com.

SPMD-G

SuperMedia Inc.

Consolidated Statements of Operations

Reported (GAAP)

Six Months Ended June 30, 2010 Compared to Six Months Ended June 30, 2009 (2)

(dollars in millions, except per share amounts)

	Successor Company	Predecessor Company
	6 Mos. Ended	6 Mos. Ended
Unaudited	6/30/10	6/30/09	% Change

Operating Revenue	$401	$1,325	(69.7)

Operating Expense
Selling	222	361	(38.5)
Cost of sales (exclusive of depreciation and amortization)	192	299	(35.8)
General and administrative	97	230	(57.8)
Depreciation and amortization	95	34	179.4
Total Operating Expense	606	924	(34.4)

Operating Income (Loss)	(205)	401	NM
Interest expense, net	143	151	(5.3)
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(348)	250	NM

Reorganization items	3	405	(99.3)

Income (Loss) Before Provision (Benefit) for Income Taxes	(351)	(155)	126.5
Provision (benefit) for income taxes	(125)	(54)	131.5
Net Income (Loss)	$(226)	$(101)	123.8

Basic and Diluted Earnings (Loss) per Common Share (1)	$(15.10)	$(0.69)	NM
Basic and diluted weighted-average common shares outstanding (in millions)	15	147

These schedules are preliminary and subject to change pending the Company’s filing of its Form 10-Q. As a result of our adoption of fresh start accounting in December 2009, our Successor Company financial results are not comparable to our Predecessor Company financial results.

Note:

(1)          Equity based awards granted in 2010 and 2009 had no impact on the calculation of diluted earnings per common share.

(2)          Results for the six months ended June 30, 2010 include a $16 million general and administrative expense reduction related to the favorable non-recurring non-cash resolution of state tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Reported (GAAP)

Three Months Ended June 30, 2010 Compared to Three Months Ended June 30, 2009 (2)

(dollars in millions, except per share amounts)

	Successor Company	Predecessor Company
	3 Mos. Ended	3 Mos. Ended
Unaudited	6/30/10	6/30/09	% Change

Operating Revenue	$247	$651	(62.1)

Operating Expense
Selling	113	164	(31.1)
Cost of sales (exclusive of depreciation and amortization)	103	148	(30.4)
General and administrative	45	106	(57.5)
Depreciation and amortization	47	17	176.5
Total Operating Expense	308	435	(29.2)

Operating Income (Loss)	(61)	216	NM
Interest expense (income), net	71	(3)	NM
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(132)	219	NM

Reorganization items	1	9	(88.9)

Income (Loss) Before Provision (Benefit) for Income Taxes	(133)	210	NM
Provision (benefit) for income taxes	(50)	68	NM
Net Income (Loss)	$(83)	$142	NM

Basic and Diluted Earnings (Loss) per Common Share (1)	$(5.55)	$0.97	NM
Basic and diluted weighted-average common shares outstanding (in millions)	15	147

Note:

(1)          Equity based awards granted in 2010 and 2009 had no impact on the calculation of diluted earnings per common share.

(2)          Results for the three months ended June 30, 2010 include a $16 million general and administrative expense reduction related to the favorable non-recurring non-cash resolution of state tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Adjusted Pro Forma and Adjusted (Non-GAAP) (1)

Six Months Ended June 30, 2010 Compared to Six Months Ended June 30, 2009 (3)

(dollars in millions, except per share amounts)

	Successor Company	Predecessor Company
	6 Mos. Ended	6 Mos. Ended
Unaudited	6/30/10	6/30/09	% Change

Operating Revenue	$1,045	$1,325	(21.1)

Operating Expense
Selling	298	361	(17.5)
Cost of sales (exclusive of depreciation and amortization)	274	299	(8.4)
General and administrative	145	213	(31.9)
Depreciation and amortization	95	34	179.4
Total Operating Expense	812	907	(10.5)

Operating Income	233	418	(44.3)
Interest expense, net	143	153	(6.5)
Income Before Reorganization Items and Provision for Income Taxes	90	265	(66.0)

Reorganization items	—	—	NM

Income Before Provision for Income Taxes	90	265	(66.0)
Provision for income taxes	32	101	(68.3)
Net Income	$58	$164	(64.6)

Basic and Diluted Earnings per Common Share (2)	$3.84	$1.12	242.9
Basic and diluted weighted-average common shares outstanding (in millions)	15	147

Notes:

(1)   These consolidated statements of operations provide a comparison of the six months ended June 30, 2010 adjusted pro forma results to the six months ended June 30, 2009 adjusted results.  The following schedules provide reconciliations from our reported GAAP results to adjusted pro forma and adjusted non-GAAP results for the periods shown above.

(2)   Equity based awards granted in 2010 and 2009 had no impact on the calculation of diluted earnings per common share.

(3)   Results for the six months ended June 30, 2010 include a $16 million general and administrative expense reduction related to the favorable non-recurring non-cash resolution of state tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Adjusted Pro Forma and Adjusted (Non-GAAP) (1)

Three Months Ended June 30, 2010 Compared to Three Months Ended June 30, 2009 (3)

(dollars in millions, except per share amounts)

	Successor Company	Predecessor Company
	3 Mos. Ended	3 Mos. Ended
Unaudited	6/30/10	6/30/09	% Change

Operating Revenue	$512	$651	(21.4)

Operating Expense
Selling	146	164	(11.0)
Cost of sales (exclusive of depreciation and amortization)	136	148	(8.1)
General and administrative	65	103	(36.9)
Depreciation and amortization	47	17	176.5
Total Operating Expense	394	432	(8.8)

Operating Income	118	219	(46.1)
Interest expense (income), net	71	(3)	NM
Income Before Reorganization Items and Provision for Income Taxes	47	222	(78.8)

Reorganization items	—	—	NM

Income Before Provision for Income Taxes	47	222	(78.8)
Provision for income taxes	14	84	(83.3)
Net Income	$33	$138	(76.1)

Basic and Diluted Earnings per Common Share (2)	$2.15	$0.94	128.7
Basic and diluted weighted-average common shares outstanding (in millions)	15	147

Notes:

(1)   These consolidated statements of operations provide a comparison of the three months ended June 30, 2010 adjusted pro forma results to the three months ended June 30, 2009 adjusted results.  The following schedules provide reconciliations from our reported GAAP results to adjusted pro forma and adjusted non-GAAP results for the periods shown above.

(2)   Equity based awards granted in 2010 and 2009 had no impact on the calculation of diluted earnings per common share.

(3)   Results for the three months ended June 30, 2010 include a $16 million general and administrative expense reduction related to the favorable non-recurring non-cash resolution of state tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Reported (GAAP)

Three Months Ended June 30, 2010 Compared to Three Months Ended March 31, 2010 (2)

(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	6/30/10	3/31/10	% Change

Operating Revenue	$247	$154	60.4

Operating Expense
Selling	113	109	3.7
Cost of sales (exclusive of depreciation and amortization)	103	89	15.7
General and administrative	45	52	(13.5)
Depreciation and amortization	47	48	(2.1)
Total Operating Expense	308	298	3.4

Operating Income (Loss)	(61)	(144)	(57.6)
Interest expense, net	71	72	(1.4)
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(132)	(216)	(38.9)

Reorganization items	1	2	(50.0)

Income (Loss) Before Provision (Benefit) for Income Taxes	(133)	(218)	(39.0)
Provision (benefit) for income taxes	(50)	(75)	(33.3)
Net Income (Loss)	$(83)	$(143)	(42.0)

Basic and Diluted Earnings (Loss) per Common Share (1)	$(5.55)	$(9.56)	(41.9)
Basic and diluted weighted-average common shares outstanding (in millions)	15	15

Note:

(1)  Equity based awards granted in 2010 had no impact on the calculation of diluted earnings per common share.

(2)  Results for the three months ended June 30, 2010 include a $16 million general and administrative expense reduction related to the favorable non-recurring non-cash resolution of state tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Adjusted Pro Forma (Non-GAAP) (1)

Three Months Ended June 30, 2010 Compared to Three Months Ended March 31, 2010 (3)

(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	6/30/10	3/31/10	% Change

Operating Revenue	$512	$533	(3.9)

Operating Expense
Selling	146	152	(3.9)
Cost of sales (exclusive of depreciation and amortization)	136	138	(1.4)
General and administrative	65	80	(18.8)
Depreciation and amortization	47	48	(2.1)
Total Operating Expense	394	418	(5.7)

Operating Income	118	115	2.6
Interest expense, net	71	72	(1.4)
Income Before Reorganization Items and Provision for Income Taxes	47	43	9.3

Reorganization items	—	—	NM

Income Before Provision for Income Taxes	47	43	9.3
Provision for income taxes	14	18	(22.2)
Net Income	$33	$25	32.0

Basic and Diluted Earnings per Common Share (2)	$2.15	$1.69	27.2
Basic and diluted weighted-average common shares outstanding (in millions)	15	15

Notes:

(1)  These consolidated statements of operations provide a comparison of the three months ended June 30, 2010 adjusted pro forma results to the three months ended March 31, 2010 adjusted pro forma results. The following schedules provide reconciliations from our reported GAAP results to adjusted pro forma non-GAAP results for the periods shown above.

(2)  Equity based awards granted in 2010 had no impact on the calculation of diluted earnings per common share.

(3)  Results for the three months ended June 30, 2010 include a $16 million general and administrative expense reduction related to the favorable non-recurring non-cash resolution of state tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP) (7)

Six Months Ended June 30, 2010

(dollars in millions, except per share amounts)

	Successor Company
		Adjustments				Pro Forma Items
Unaudited	6 Mos. Ended 6/30/10 Reported (GAAP)	Restructuring Costs (3)	Reorganization Items (4)	Health Care Reform Act (5)	6 Mos. Ended 6/30/10 Adjusted (Non-GAAP)	Fresh Start Accounting Items (6)	6 Mos. Ended 6/30/10 Adjusted Pro Forma (Non-GAAP)

Operating Revenue	$401	$—	$—	$—	$401	$644	$1,045

Operating Expense
Selling	222	—	—	—	222	76	298
Cost of sales (exclusive of depreciation and amortization)	192	—	—	—	192	82	274
General and administrative	97	(4)	—	—	93	52	145
Depreciation and amortization	95	—	—	—	95	—	95
Total Operating Expense	606	(4)	—	—	602	210	812

Operating Income (Loss)	(205)	4	—	—	(201)	434	233
Interest expense, net	143	—	—	—	143	—	143
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(348)	4	—	—	(344)	434	90

Reorganization items	3	—	(3)	—	—	—	—

Income (Loss) Before Provision (Benefit) for Income Taxes	(351)	4	3	—	(344)	434	90
Provision (benefit) for income taxes	(125)	1	1	(7)	(130)	162	32
Net Income (Loss)	$(226)	$3	$2	$7	$(214)	$272	$58

Basic and Diluted Earnings (Loss) per Common Share	$(15.10)	$0.18	$0.12	$0.48	$(14.32)	$18.16	$3.84

Operating Income (Loss)	$(205)	$4	$—	$—	$(201)	$434	$233
Depreciation and Amortization	95	—	—	—	95	—	95
EBITDA (non-GAAP) (1)	$(110)	$4	$—	$—	$(106)	$434	$328

Operating income (loss) margin (2)	-51.1%				-50.1%		22.3%
Impact of depreciation and amortization	23.7%				23.7%		9.1%
EBITDA margin (non-GAAP) (1)	-27.4%				-26.4%		31.4%

Notes:

(1)         EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)         Operating income (loss) margin is calculated by dividing operating income (loss) by operating revenue.

(3)         Restructuring costs are associated with strategic organizational cost savings initiatives.

(4)         Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

(5)         As a result of the passage of the Health Care Reform Act in March of 2010, the future benefit of certain deferred tax assets was eliminated, resulting in a charge in the current period.

(6)         Fresh start accounting items include adjustments for revenue and expense items that would have been otherwise amortized into the Company’s statement of operations but were written off at December 31, 2009 as prescribed by United States Generally Accepted Accounting Principles.

(7)         Results include a $16 million general and administrative expense reduction related to the favorable non-recurring non-cash resolution of state tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP) (6)

Three Months Ended June 30, 2010

(dollars in millions, except per share amounts)

	Successor Company
		Adjustments			Pro Forma Items
Unaudited	3 Mos. Ended 6/30/10 Reported (GAAP)	Restructuring Costs (3)	Reorganization Items (4)	3 Mos. Ended 6/30/10 Adjusted (Non-GAAP)	Fresh Start Accounting Items (5)	3 Mos. Ended 6/30/10 Adjusted Pro Forma (Non-GAAP)

Operating Revenue	$247	$—	$—	$247	$265	$512

Operating Expense
Selling	113	—	—	113	33	146
Cost of sales (exclusive of depreciation and amortization)	103	—	—	103	33	136
General and administrative	45	(2)	—	43	22	65
Depreciation and amortization	47	—	—	47	—	47
Total Operating Expense	308	(2)	—	306	88	394

Operating Income (Loss)	(61)	2	—	(59)	177	118
Interest expense, net	71	—	—	71	—	71
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(132)	2	—	(130)	177	47

Reorganization items	1	—	(1)	—	—	—

Income (Loss) Before Provision (Benefit) for Income Taxes	(133)	2	1	(130)	177	47
Provision (benefit) for income taxes	(50)	—	—	(50)	64	14
Net Income (Loss)	$(83)	$2	$1	$(80)	$113	$33

Basic and Diluted Earnings (Loss) per Common Share	$(5.55)	$0.09	$0.04	$(5.42)	$7.57	$2.15

Operating Income (Loss)	$(61)	$2	$—	$(59)	$177	$118
Depreciation and Amortization	47	—	—	47	—	47
EBITDA (non-GAAP) (1)	$(14)	$2	$—	$(12)	$177	$165

Operating income (loss) margin (2)	-24.7%			-23.9%		23.0%
Impact of depreciation and amortization	19.0%			19.0%		9.2%
EBITDA margin (non-GAAP) (1)	-5.7%			-4.9%		32.2%

Notes:

(1)         EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)         Operating income (loss) margin is calculated by dividing operating income (loss) by operating revenue.

(3)         Restructuring costs are associated with strategic organizational realignment and market exit initiatives.

(4)         Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

(5)         Fresh start accounting items include adjustments for revenue and expense items that would have been otherwise amortized into the Company’s statement of operations but were written off at December 31, 2009 according to the rules of fresh start accounting.

(6)         Results include a $16 million general and administrative expense reduction related to the favorable non-recurring non-cash resolution of state tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP)

Three Months Ended March 31, 2010

(dollars in millions, except per share amounts)

	Successor Company
		Adjustments				Pro Forma Items
Unaudited	3 Mos. Ended 3/31/10 Reported (GAAP)	Restructuring Costs (3)	Reorganization Items (4)	Health Care Reform Act (5)	3 Mos. Ended 3/31/10 Adjusted (Non-GAAP)	Fresh Start Accounting Items (6)	3 Mos. Ended 3/31/10 Adjusted Pro Forma (Non-GAAP)

Operating Revenue	$154	$—	$—	$—	$154	$379	$533

Operating Expense
Selling	109	—	—	—	109	43	152
Cost of sales (exclusive of depreciation and amortization)	89	—	—	—	89	49	138
General and administrative	52	(2)	—	—	50	30	80
Depreciation and amortization	48	—	—	—	48	—	48
Total Operating Expense	298	(2)	—	—	296	122	418

Operating Income (Loss)	(144)	2	—	—	(142)	257	115
Interest expense, net	72	—	—	—	72	—	72
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(216)	2	—	—	(214)	257	43

Reorganization items	2	—	(2)	—	—	—	—

Income (Loss) Before Provision (Benefit) for Income Taxes	(218)	2	2	—	(214)	257	43
Provision (benefit) for income taxes	(75)	1	1	(7)	(80)	98	18
Net Income (Loss)	$(143)	$1	$1	$7	$(134)	$159	$25

Basic and Diluted Earnings (Loss) per Common Share	$(9.56)	$0.09	$0.09	$0.48	$(8.90)	$10.59	$1.69

Operating Income (Loss)	$(144)	$2	$—	$—	$(142)	$257	$115
Depreciation and Amortization	48	—	—	—	48	—	48
EBITDA (non-GAAP) (1)	$(96)	$2	$—	$—	$(94)	$257	$163

Operating income (loss) margin (2)	-93.5%				-92.2%		21.6%
Impact of depreciation and amortization	31.2%				31.2%		9.0%
EBITDA margin (non-GAAP) (1)	-62.3%				-61.0%		30.6%

Notes:

(1)         EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)         Operating income (loss) margin is calculated by dividing operating income (loss) by operating revenue.

(3)         Restructuring costs are associated with strategic organizational realignment and market exit initiatives.

(4)         Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

(5)         As a result of the passage of the Health Care Reform Act in March of 2010, the future benefit of certain deferred tax assets was eliminated, resulting in a charge in the current period.

(6)         Fresh start accounting items include adjustments for revenue and expense items that would have been otherwise amortized into the Company’s statement of operations but were written off at December 31, 2009 as prescribed by United States Generally Accepted Accounting Principles.

SuperMedia Inc.

Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP)

Six Months Ended June 30, 2009

(dollars in millions, except per share amounts)

	Predecessor Company
		Adjustments
Unaudited	6 Mos. Ended 6/30/09 Reported (GAAP)	Stock-Based Compensation and Swap Adjustments(3)	Restructuring Costs (4)	Reorganization Items (5)	6 Mos. Ended 6/30/09 Adjusted (Non-GAAP)

Operating Revenue	$1,325	$—	$—	$—	$1,325

Operating Expense
Selling	361	—	—	—	361
Cost of sales (exclusive of depreciation and amortization)	299	—	—	—	299
General and administrative	230	(4)	(13)	—	213
Depreciation and amortization	34	—	—	—	34
Total Operating Expense	924	(4)	(13)	—	907

Operating Income	401	4	13	—	418
Interest expense, net	151	2	—	—	153
Income Before Reorganization Items and Provision (Benefit) for Income Taxes	250	2	13	—	265

Reorganization items	405	—	—	(405)	—

Income (Loss) Before Provision (Benefit) for Income Taxes	(155)	2	13	405	265
Provision (benefit) for income taxes	(54)	1	4	150	101
Net Income (Loss)	$(101)	$1	$9	$255	$164

Basic and Diluted Earnings (Loss) per Common Share	$(0.69)	$0.01	$0.06	$1.74	$1.12

Operating Income	$401	$4	$13	$—	$418
Depreciation and Amortization	34	—	—	—	34
EBITDA (non-GAAP) (1)	$435	$4	$13	$—	$452

Operating income margin (2)	30.2%				31.5%
Impact of depreciation and amortization	2.6%				2.6%
EBITDA margin (non-GAAP) (1)	32.8%				34.1%

Notes:

(1)         EBITDA is a non-GAAP measure that represents earnings before interest, taxes, reorganization items, depreciation and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)         Operating income margin is calculated by dividing operating income by operating revenue.

(3)         The stock-based compensation reflects costs associated with a one-time incentive compensation award granted to most of the Company’s employees in January 2007. The swap adjustments reflect the changes associated with the discontinuation of hedge accounting.

(4)         Restructuring costs are associated with strategic organizational cost savings initiatives.

(5)         Reorganization items represent charges directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

SuperMedia Inc

Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP)

Three Months Ended June 30, 2009

(dollars in millions, except per share amounts)

	Predecessor Company
		Adjustments
	3 Mos. Ended 6/30/09				3 Mos. Ended 6/30/09
Unaudited	Reported (GAAP)	Stock-Based Compensation (3)	Restructuring Costs (4)	Reorganization Items (5)	Adjusted (Non-GAAP)

Operating Revenue	$651	$—	$—	$—	$651

Operating Expense
Selling	164	—	—	—	164
Cost of sales (exclusive of depreciation and amortization)	148	—	—	—	148
General and administrative	106	(2)	(1)	—	103
Depreciation and amortization	17	—	—	—	17
Total Operating Expense	435	(2)	(1)	—	432

Operating Income	216	2	1	—	219
Interest expense (income), net	(3)	—	—	—	(3)
Income Before Reorganization Items and Provision for Income Taxes	219	2	1	—	222

Reorganization items	9	—	—	(9)	—

Income Before Provision for Income Taxes	210	2	1	9	222
Provision for income taxes	68	1	—	15	84
Net Income	$142	$1	$1	$(6)	$138

Basic and Diluted Earnings per Common Share	$0.97	$0.01	$0.00	$(0.04)	$0.94

Operating Income	$216	$2	$1	$—	$219
Depreciation and Amortization	17	—	—	—	17
EBITDA (non-GAAP) (1)	$233	$2	$1	$—	$236

Operating income margin (2)	33.2%				33.7%
Impact of depreciation and amortization	2.6%				2.6%
EBITDA margin (non-GAAP) (1)	35.8%				36.3%

Notes:

(1)	EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)	Operating income margin is calculated by dividing operating income by operating revenue.

(3)	The stock-based compensation reflects costs associated with a one-time incentive compensation award granted to most of the Company’s employees in January 2007.

(4)	Restructuring costs are associated with strategic organizational cost savings initiatives.

(5)	Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

SuperMedia Inc.

Consolidated Balance Sheets

Reported (GAAP)

As of June 30, 2010 and December 31, 2009

(dollars in millions)

Unaudited	6/30/2010	12/31/2009	$ Change

Assets
Current assets:
Cash and cash equivalents	$300	$212	$88
Accounts receivable, net of allowances of $53 and $0	212	291	(79)
Unbilled accounts receivable	146	655	(509)
Accrued taxes receivable	—	132	(132)
Deferred directory costs	168	24	144
Prepaid expenses and other	18	17	1
Total current assets	844	1,331	(487)
Property, plant and equipment	113	107	6
Less: accumulated depreciation	14	—	14
	99	107	(8)
Goodwill	1,707	1,707	—
Intangible assets, net	546	614	(68)
Pension assets	59	65	(6)
Other non-current assets	6	10	(4)
Total Assets	$3,261	$3,834	$(573)

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Current maturities of long-term debt	$2	$—	$2
Accounts payable and accrued liabilities	173	232	(59)
Deferred revenue	73	—	73
Deferred tax liabilities	58	218	(160)
Other	16	19	(3)
Total current liabilities	322	469	(147)
Long-term debt	2,571	2,750	(179)
Employee benefit obligations	307	325	(18)
Non-current deferred tax liabilities	46	55	(9)
Unrecognized tax benefits	35	33	2
Other liabilities	2	2	—

Stockholders’ equity (deficit):
Common stock ($.01 par value; 60 million shares authorized, 15,504,937 and 14,996,952 shares issued and outstanding in 2010 and 2009, respectively)	—	—	—
Additional paid-in capital	202	200	2
Retained earnings (deficit)	(226)	—	(226)
Accumulated other comprehensive income	2	—	2
Total stockholders’ equity (deficit)	(22)	200	(222)
Total Liabilities and Stockholders’ Equity (Deficit)	$3,261	$3,834	$(573)

SuperMedia Inc.

Consolidated Statements of Cash Flows

Reported (GAAP) and Non-GAAP Financial Reconciliation - Free Cash Flow

Six Months Ended June 30, 2010 Compared to Six Months Ended June 30, 2009

(dollars in millions)

	Successor Company	Predecessor Company
Unaudited	6 Mos. Ended 6/30/10	6 Mos. Ended 6/30/09	$ Change

Cash Flows from Operating Activities
Net Loss	$(226)	$(101)	$(125)
Adjustments to reconcile net loss to net cash provided by operating activities:
Non-cash reorganization items	—	403	(403)
Depreciation and amortization expense	95	34	61
Employee retirement benefits	6	12	(6)
Deferred income taxes	(171)	(158)	(13)
Provision for uncollectible accounts	30	122	(92)
Stock-based compensation expense	2	5	(3)
Changes in current assets and liabilities
Accounts receivable	558	(78)	636
Deferred directory costs	(144)	18	(162)
Other current assets	—	9	(9)
Accounts payable and accrued liabilities	143	18	125
Other, net	(7)	(23)	16
Net cash provided by operating activities	286	261	25

Cash Flows from Investing Activities
Capital expenditures (including capitalized software)	(21)	(21)	—
Acquisitions	—	(3)	3
Net cash used in investing activities	(21)	(24)	3

Cash Flows from Financing Activities
Repayment of long-term debt	(177)	(188)	11
Net cash used in financing activities	(177)	(188)	11
Increase in cash and cash equivalents	88	49	39
Cash and cash equivalents, beginning of year	212	510	(298)
Cash and cash equivalents, end of period	$300	$559	$(259)

	Successor Company	Predecessor Company
Non-GAAP Financial Reconciliation - Free Cash Flow	6 Mos. Ended 6/30/10	6 Mos. Ended 6/30/09	$ Change
Unaudited

Net cash provided by operating activities	$286	$261	$25
Less: Capital expenditures (including capitalized software)	(21)	(21)	—
Free Cash Flow	$265	$240	$25

SuperMedia Inc.

Advertising Sales

(dollars in millions)

	Successor Company	Predecessor Company		Successor Company	Predecessor Company
Unaudited	3 Mos. Ended 6/30/10	3 Mos. Ended 6/30/09	3 Mos. Ended 6/30/08	6 Mos. Ended 6/30/10	6 Mos. Ended 6/30/09	6 Mos. Ended 6/30/08

Net Advertising Sales(1)	$467	$562	$683	$964	$1,188	$1,427
% Change year-over-year	(16.9)%	(17.7)%		(18.9)%	(16.7)%

Notes:

(1) Net advertising sales is an operating measure used by the Company to compare advertising sales for current advertising periods to corresponding sales for previous periods.  It is important to distinguish net advertising sales from operating revenue, which on our financial statements is recognized under the deferral and amortization method.